-INSERT A

Item 77C(a) and (c): Registrant incorporates by reference Registrant's Proxy Statement dated July 19, 2000 filed on July 19, 2000 and August 10, 2000 (Accession Nos. 0000912057-00-032496 and 0000912057-00-035917) and Annual Report for the fiscal year ended December 31, 2000 filed on February 26, 2001 (Accession No. 0000935069-01-000114).